--------------------------------------------------------------------------------
                 EXHIBIT 10.23--AGREEMENT WITH TELEGLOBE INTERNATIONAL
                      TELECOMMUNICATIONS SERVICES AGREEMENT
--------------------------------------------------------------------------------

                      TELECOMMUNICATIONS SERVICES AGREEMENT

                                     Between

                                  SWIFTNET LTD.

                                       And

                       TELEGLOBE INTERNATIONAL (U.K.) LTD.


                                                 Teleglobe's Registry No. UK-131

                      TELECOMMUNICATIONS SERVICES AGREEMENT


This Agreement is made on the 13 day of May 1996

between SWIFTNET LTD., having its registered office at Britannia House, 958/964 High Road, London, N12 9RY, England, hereinafter referred to as "SWIFTNET";

                TELEGLOBE INTERNATIONAL (U.K.) LTD., having its registered office at 2nd Floor, 60 St. James Street, London, SW1 1LE, England, hereinafter referred to as "TELEGLOBE";

WHEREAS TELEGLOBE owns, operates, leases and/or uses through agreements of use, facilities for the conduct of international telecommunications services in accordance with the terms and conditions of its licence;

WHEREAS SWIFTNET owns, operates, leases and/or uses through agreements of use facilities within the United Kingdom which constitute a telecommunications system within United Kingdom in accordance with the terms and conditions of its licence;

WHEREAS TELEGLOBE and SWIFTNET desire to interconnect their respective telecommunications systems for the conveyance of SWIFTNET's international outbound telephone telecommunication traffic; and

WHEREAS the Parties now desire to define the terms and conditions for the conveyance of said traffic.

NOW THEREFORE the Parties hereto agree with each other as follows:

Definitions

1. In this Agreement, the following terms shall have the following meanings:

      "Act" means the Telecommunications Act 1984 or any modification or re-enactments thereof

      "Associate"       means in relation to any body corporate, any holding
                        company or subsidiary of such body corporate or other subsidiary of any such holding company (and "subsidiary" and "holding company" shall have the meanings given to them in section 736A of the Companies Act 1985)

      "Call" means the successful conveyance of a Message of a type which the parties' Respective System are capable of conveying

      "Confidential                 Information" means, all information, of any
                                    nature, provided by one party to the other in connection with this Agreement save for information which the originating party has expressly identified as being non-confidential

      "Licence"         means a licence granted by the Secretary of State under
                        section 7 of the Act

      "Message"         means anything falling within paragraphs (a) to (d) of
                        sub-section 4(1) of the Act.

      "System" means a telecommunications system, the running of which is authorized by a Licence.

THE SERVICES

2. The Parties agree to connect and keep connected their respective telecommunication systems allowing SWIFTNET to convey international outbound Calls via TELEGLOBE ("the Services") and TELEGLOBE agrees to convey Calls received from SWIFTNET's telecommunications system to the telephone number called or to another telecommunications system connected to TELEGLOBE's system.

3. The description of the Services and the operating procedures for the TELEGLOBE Services (which shall include the technical specifications and location of the interconnection of the Parties' respective telecommunications systems) will be specified in Schedule 1 attached hereto and forming part hereof and in the OM&P Manual to be agreed upon between the parties. Any new Service may be added from time to time to this Agreement upon terms and conditions to be mutually agreed upon between the Parties and to be included by adding a new schedule to this
-------------.

4. TELEGLOBE shall be responsible for ordering the necessary circuit for the interconnection of the Parties' respective telecommunications systems. However, the costs associated with said circuits shall be shared equally by the Parties.

5. This Agreement specifically excludes any warranty or representation of exclusivity of interconnection by one Party with the other.

DURATION

6. This Agreement shall become effective on the date the physical interconnection of the Parties' respective systems is successfully completed in accordance with the terms of the Schedule 1, for an initial term of six (6) months. This Agreement shall continue in effect thereafter unless and until terminated by either Party giving the other not less than six (6) months notice in writing.

RATES

7. The rates payable by SWIFTNET to TELEGLOBE for the Services are as set forth in Schedule 2 attached hereto and forming part hereof. TELEGLOBE may vary the rates payables by SWIFTNET upon thirty (30) days prior written notice to SWIFTNET.

8. The billing of the Services will be based on the total Call seconds per month per Destination, each Call being rounded up to the nearest second, as measured by TELEGLOBE. The total of seconds obtained per Destination will be divided by 60 and rounded upwards to the nearest minute. Monthly invoice Call minutes broken down by Destination will be attached to each monthly invoice.

9. The amounts due hereunder by SWIFTNET shall be payable to TELEGLOBE on the 15th day of each month by direct debit. The amount payable by SWIFTNET shall correspond to the estimated volume of traffic for the preceding month multiplied by the rate of (POUND)0.20, which rate corresponds to the average rate per minute for the Services. Said rate shall be revised by TELEGLOBE, at its sole discretion, upon variation of SWIFTNET's traffic distribution. The following procedure shall be observed:

      (a) TELEGLOBE shall, one (1) week before the end of any given month, estimate the volume of traffic for said month, based upon the actual volume of traffic of the three (3) first weeks of said month;

      (b) On the 8th day of each month, TELEGLOBE shall notify SWIFTNET by facsimile of the total estimated volume of traffic (without a breakdown per destination) for the preceding month calculated as per Clause 9a), and indicate the amount that TELEGLOBE will debit from SWIFTNET's bank account, said amount corresponding to the estimated volume of traffic multiplied by (POUND)0.20;

      (c) Clause 31 (Notices) shall not apply to the notice referred to in Clause 9b) so that TELEGLOBE shall have no obligation to certify its notice by first class pre-paid post;

      (d) On the 15th day of each month, the amount referred to in Clause 9b) shall be debited from SWIFTNET's bank account;

      (e) On the 20th day of each month, TELEGLOBE will provide SWIFTNET with an invoice for the preceding month's traffic containing details concerning the actual volume of traffic and applicable rates. Any difference between the amount referred to in Clause 9d) and the amount of the invoice shall be debited from SWIFTNET's bank account on the last day of the month in which the invoice in sent, should such difference correspond to a balance due to TELEGLOBE, or shall be credited towards the next scheduled direct debit, should such difference correspond to an over payment made from SWIFTNET via the last direct debit.

SWIFTNET shall provide TELEGLOBE with all required authorizations enabling TELEGLOBE to make the necessary arrangements with SWIFTNET's banker for the direct debit procedure to be followed. No modification of the direct debit procedure shall be effective unless TELEGLOBE has been notified in writing by SWIFTNET at least ten (10) days in advance and unless TELEGLOBE approves in writing such modification. Direct debit shall not be cancelled by SWIFTNET unless TELEGLOBE approves in writing such cancellation and that direct debit is replaced by another method of payment satisfactory to TELEGLOBE.

10. Any billing dispute shall be presented to TELEGLOBE by SWIFTNET in writing, in reasonable detail, within sixty (60) days of the date of receipt of the disputed invoice. No billing dispute received by TELEGLOBE after that sixty (60) day period shall be considered by TELEGLOBE. The Parties will make their best efforts to investigate any discrepancy detected, and when mutually agreed, an adjustment will be made on a subsequent invoice to reflect the proper charges or credit.

11. Payments shall be made in pounds sterling. If, by the due date for payment of any invoice, SWIFTNET shall have notified TELEGLOBE of a dispute relating to such invoice pursuant to Clause 10 and such dispute shall not have been resolved, payment of the disputed invoice shall be made as follows:

      (a) if the amount in dispute represents less than 5 per cent of the total amount (excluding VAT) of the relevant invoice, the total amount (excluding VAT) of the relevant invoice, the total amount invoiced shall be due and payable on the due date;

      (b) if the amount in dispute represents 5 per cent or more of the total amount (excluding VAT) of the relevant invoice, the amount disputed may be withheld until the dispute is resolved.

12. Subject to Clause 11, in the event that SWIFTNET shall fail to pay any amount due by its due date, TELEGLOBE shall be entitled to charge and receive interest at the rate of three (3) per cent above the Lloyd's Bank base rate from time to time from the date on which payment was due until the day payment is received in cleared funds, whether before or after judgment.

13. Subject to Clause 11, TELEGLOBE, without prejudice to its other rights, may terminate this Agreement on ten (10) days prior written notice to that effect in the event that SWIFTNET fails to make any payment by the due date.

14. The charges are exclusive of all applicable taxes, including value added tax, sales taxes and duties of levies imposed by any authority, government or government agency. In case a tax, duty or levy is due, the respective amount will be added to the invoice and paid by SWIFTNET.

15. TELEGLOBE shall not share any liability in any uncollectible amount from SWIFTNET's end user customers.

16. TELEGLOBE reserves the right to suspend the Services forthwith should TELEGLOBE be enable to effect direct debit under Clause 9. Any suspension shall last until such time TELEGLOBE is paid in full any sums due by SWIFTNET.

PROVISION OF INFORMATION AND CONFIDENTIALITY

17. Each Party undertakes to supply promptly all information and assistance which the other Party may reasonably require to enable it to perform its obligations under this Agreement or to verify any charges levied hereunder. Without limiting the generality of the foregoing, SWIFTNET shall advise TELEGLOBE reasonably in advance of any significant modification in traffic volumes, so that TELEGLOBE may configure its system accordingly.

18. Each party shall keep in confidence all Confidential Information and will not (and will use its reasonable endeavours to ensure that its directors, employees, officers, servants, agents, Associates and professional advisers will not) disclose such information to any third party other than in accordance with this Agreement and will ensure that such information is used solely for the purposes for which it was disclosed. Each party shall exercise no lesser degree of care of Confidential Information than it would apply to its own Confidential Information.

      The following disclosures shall not constitute a breach of this Clause 18:

      (a)   a disclosure authorized in writing;

      (b) publication of Confidential Information in accordance with a statutory or other regulatory requirement or pursuant to an order of a competent court or tribunal; or

      (c) a disclosure made to any regulator or an expert or arbitrator appointed in accordance with the provisions of this Agreement.

      Confidential Information shall not include any information which:

      (d) enters into the public domain other than by reason of a breach of this Agreement;

      (e) is known to the party to which it is disclosed at the time of its disclosure;

      (f) is independently generated, developed or discovered at any time by or for the party to which it is disclosed; and

      (g) Is disclosed by a third party without any restriction on further disclosure.

      Either party may disclose Confidential Information to third parties to whom disclosure is necessary for the purposes of permitting it to perform its obligations under this Agreement provided that such third party agrees to observe confidentiality restrictions of no less effect than are set out in this clause.

19. The provisions of Clause 18 shall continue to apply notwithstanding termination or expiry of this Agreement for any reason whatsoever.

PUBLIC RELEASE OF INFORMATION

20. Neither Party shall make any press announcements concerning this Agreement or publicise this Agreement in any way without the prior written consent of the other Party.

     TERMINATION

21. Either Party may, without prejudice to their accrued rights by written notice terminate this Agreement if:

(a) the other Party commits a material breach of any of the terms of this Agreement and fails to remedy the breach within thirty days after receipt of written notice to do so; or

(b) the other Party make an arrangement or composition with its creditors, generally or makes an application to the court of competent jurisdiction for protection form its creditors generally or a bankruptcy order is made against the other Party or a resolution is passed by it for its winding-up, or a court of competent jurisdiction makes an order for its winding-up or dissolution, or an administration order is made in relation to it or a receiver is appointed over any of its assets; or

(c) any Licence of the other Party is revoked, expires or is terminated for any reason (and not simultaneously replaced).

22. TELEGLOBE reserves the right to terminate this Agreement upon a reasonable written notice to SWIFTNET should SWIFTNET fail to sent any traffic during a period of three (3) consecutive months.


LIMITATION OF LIABILITY

23. Neither Party shall be liable for any loss or damage sustained by the other Party, its interconnecting carriers or its end users associated with services, channels or equipment which such Party does not provide, or for any interruptions or damage due to the other Party's acts or omissions.

24. Neither Party shall be liable to the other Party in contract, tort or otherwise, including any liability for negligence for any loss of profits, loss of revenues, anticipated savings, contracts, or for any other indirect or consequential loss or damage howsoever arising.

25. Subject to Clauses 23 and 24, the maximum aggregate liability for any loss or damage caused to one Party or to any other person in respect of the Services provided by the other Party under this Agreement shall not exceed
(POUND)1,000,000.

26. None of the limitations on liability set out in this Agreement shall apply so as to limit in any manner either Party's liability for death or personal injury caused by the negligence of either Party as the case may be.

27. The provisions of Clauses 23 to 26 shall continue to apply notwithstanding termination or expiry of this Agreement for any reason whatsoever.

FORCE MAJEURE

28. A Party shall not be held liable for failure in performing any of its obligations hereunder if such failure is caused by or arises as a result of circumstances beyond the control of this Party including but not limited to inability or delay caused through industrial action, fire, flood, riot, governmental or other regulation, act of god, lightning, explosion, civil commotion (but not industrial dispute), malicious damage, storm, tempest, act of government or other regulatory authority, other telecommunications operators, or any other circumstances beyond the reasonable control of this Party. 29. Neither party assign its rights under this Agreement without the consent of the other party, provided that such consent shall not be unreasonably withheld or delayed in the case of an assignment to an Associate.

NO WAIVER

30. No failure by either party at any time to enforce any of the provisions of this Agreement shall be construed by the other as a waiver of any provision of this Agreement.

NOTICES

31. Any notice of communication required to be given hereunder must be given in writing sent by first class pre-paid post in the United Kingdom or by facsimile (with a confirmation sent forthwith by first class pre-paid post) to (in the case of SWIFTNET)

                           Britannia House
                           958/964 High Road
                           London, N12 9RY

                           Or, in the case of Teleglobe, to:

                           Network Manager
                           Teleglobe International (UK) Limited
                           2nd Floor
                           60 St. James' Street
                           London, SW1 1LE
                           Fax: 0171 493 4352

      Any notice or communication sent by post shall be deemed to have been delivered on the third working day following posting and in proving posting it shall be sufficient to show that the envelope containing such notice or communication was properly addressed, stamped and posted. Any notice invoice or communication sent by facsimile transmission shall be deemed to have been delivered at the time of its transmission if during Working Hours or if not at the commencement of the following Working Day and in proving transmission it shall be sufficient to show a

Facsimile confirmation note confirming the number of pages transmitted and the facsimile number or station ID of the recipient and that the envelope containing the confirmation was properly addressed, stamped and posted.

      Either party may change its address for service by sending a notice to the other party in accordance with the provision of this Clause 31.

ENTIRE AGREEMENT

32. This Agreement represents the entire agreement and understanding between the Parties in relation to the subject matter hereof and supersedes, all other agreements and representations made by either Party, whether oral or written, and this Agreement may only be modified if such modification is in writing and signed by a duly authorized representative of each Party.

GOVERNING LAW

33. This Agreement shall be governed by and construed in accordance with English law and the Parties hereby submit to the exclusive jurisdiction of the English Courts.


SWIFTNET LTD.                               TELEGLOBE INTERNATIONAL
                                            (U.K.) LTD.



------------------------------------         -----------------------------------



------------------------------------         -----------------------------------

--------------------------------------------------------------------------------
            EXHIBIT 10.23 -- AGREEMENT WITH TELEGLOBE INTERNATIONAL
                SCHEDULE 1 -- TELEGLOBE SERVICES AND OM&P MANUAL
--------------------------------------------------------------------------------

                                   SCHEDULE 1

                       TELEGLOBE SERVICES AND OM&P MANUAL

1. TELEPHONE TRAFFIC

The type of traffic covered by this Schedule shall be international direct dial
(IDD) telephone traffic calls, therefore excluding operator handled traffic.

2. OM&P MANUAL

TO BE PROVIDED BY TELEGLOBE AT LATER DATE.

--------------------------------------------------------------------------------
            EXHIBIT 10.23 -- AGREEMENT WITH TELEGLOBE INTERNATIONAL
                               SCHEDULE 2 -- RATES
--------------------------------------------------------------------------------

                COUNTRY
                 NAME                         TELEGLOBE DIRECT (16/05/04)
                                          STD            ECN            WND

AFGHANISTAN                              25.00          25.00          25.00
AFGHANISTAN MOBILE                       25.00          25.00          25.00
ALBANIA                                   6.19           6.19           6.19
ALBANIA MOBILE                            8.64           8.64           8.64
ALGERIA                                   6.00           6.00           6.00
ALGERIA ALGIERS                           7.22           7.22           7.22
ALGERIA MOBILE                            5.61           5.61           5.61
ANDORRA                                   2.10           2.10           2.10
ANDORRA MOBILE                            7.71           7.71           7.71
ANGOLA                                    9.00           9.00           9.00
ANGOLA MOBILE                             9.92           9.92           9.92
ANGUILLA                                  9.00           9.00           9.00
ANTIGUA & BARBUDA                         9.44           9.44           9.44
ANTIGUA & BARBUDA AUDIOTEXT                 NA             NA             NA
ANTIGUA & BARBUDA MOBILE                  9.44           9.44           9.44
ARGENTINA                                 2.00           2.00           2.00
ARGENTINA BUENOS AIRES                    1.00           1.00           1.00
ARGENTINA MOBILE                         12.00          12.00          12.00
ARMENIA                                   7.50           7.50           7.50
ARMENIA MOBILE                           11.00          11.00          11.00
ARMENIA YEREVAN                           3.55           3.55           3.55
ARUBA                                     7.00           7.00           7.00
ASCENSION ISL                            67.06          67.06          67.06
AUSTRALIA                                 0.78           0.78           0.78
AUSTRALIA CANBERRA                        0.78           0.78           0.78
AUSTRALIA MELBOURNE                       0.78           0.78           0.78
AUSTRALIA MOBILE                          7.76           7.76           7.76
AUSTRALIA SYDNEY                          0.78           0.78           0.78
AUSTRIA                                   1.00           1.00           1.00
AUSTRIA BADGASTEIN                        1.00           1.00           1.00
AUSTRIA MOBILE                           10.81          10.81          10.81
AUSTRIA MOBILE CONNECT                    9.65           9.65           9.65
AUSTRIA MOBILE MAX MOBIL                 10.21          10.21          10.21
AUSTRIA MOBILE MOBILKOM                  10.81          10.81          10.81
AUSTRIA MOBILE TELE RING                 10.73          10.73          10.73
AUSTRIA SALZBURG                          1.00           1.00           1.00
AUSTRIA VIENA                             0.80           0.80           0.80
AZERBAIJAN                               11.19          11.19          11.19
AZERBAIJAN MOBILE                        11.00          11.00          11.00
BAHAMAS                                   4.55           4.55           4.55
BAHAMAS MOBILE                            4.55           4.55           4.55
BAHRAIN                                   9.55           9.55           9.55
BAHRAIN MOBILE                           10.00          10.00          10.00
BANGLADESH                                8.16           8.16           8.16
BANGLADESH CHITTAGONG                     3.20           3.20           3.20
BANGLADESH DHAKA                          2.40           2.40           2.40
BANGLADESH MOBILE                         6.67           6.67           6.67

                COUNTRY
                 NAME                          TELEGLOBE DIRECT (16/05/04)
                                          STD             ECN             WND

BANGLADESH SYLHET                         7.00            7.00            7.00
BARBADOS                                  9.37            9.37            9.37
BARBADOS MOBILE                           9.37            9.37            9.37
BELARUS                                  10.00           10.00           10.00
BELARUS MINSK                            10.00           10.00           10.00
BELARUS MOBILE                           12.00           12.00           12.00
BELGIUM                                   0.78            0.78            0.78
BELGIUM ANTWERP                           0.78            0.78            0.78
BELGIUM BRUSSELS                          0.78            0.78            0.78
BELGIUM LIEGE                             0.78            0.78            0.78
BELGIUM MOBILE                           10.85           10.85           10.85
BELGIUM MOBILE BELGACOM                  10.85           10.85           10.85
BELGIUM MOBILE KPN ORANGE                10.85           10.85           10.85
BELGIUM MOBILE MOBISTAR                  10.85           10.85           10.85
BELIZE                                    8.50            8.50            8.50
BELIZE MOBILE                             8.50            8.50            8.50
BENIN                                     5.40            5.40            5.40
BENIN MOBILE                              5.56            5.56            5.56
BERMUDA                                   4.65            4.65            4.65
BHUTAN                                   10.07           10.07           10.07
BOLIVIA                                   5.00            5.00            5.00
BOLIVIA LA PAZ                            4.00            4.00            4.00
BOLIVIA MOBILE                            5.85            5.85            5.85
BOSNIA                                    8.00            8.00            8.00
BOSNIA MOBILE                            11.27           11.27           11.27
BOTSWANA                                 14.50           14.50           14.50
BOTSWANA MOBILE                           5.80            5.80            5.80
BRAZIL                                    2.25            2.25            2.25
BRAZIL BRASILIA                           2.25            2.25            2.25
BRAZIL MOBILE                             6.50            6.50            6.50
BRAZIL RIO DE JANEIRO                     2.00            2.00            2.00
BRAZIL SAO PAULO                          1.00            1.00            1.00
BRUNEI                                    2.50            2.50            2.50
BRUNEI MOBILE                             2.50            2.50            2.50
BULGARIA                                  3.00            3.00            3.00
BULGARIA MOBILE                           9.93            9.93            9.93
BULGARIA SOFIA                            1.55            1.55            1.55
BURKINA FASO                              9.01            9.01            9.01
BURKINA FASO MOBILE                       9.01            9.01            9.01
BURUNDI                                   6.50            6.50            6.50
BURUNDI MOBILE                            6.50            6.50            6.50
CAMBODIA                                 10.00           10.00           10.00
CAMBODIA MOBILE                          12.00           12.00           12.00
CAMBODIA PHNOM PENH                      10.00           10.00           10.00
CAMEROON                                 10.01           10.01           10.01
CAMEROON DUALA                           10.01           10.01           10.01
CAMEROON MOBILE                          10.01           10.01           10.01
CANADA                                    1.47            1.47            1.47
CANADA MONTREAL                           0.54            0.54            0.54
CANADA TORONTO                            0.54            0.54            0.54
CAPE VERDE                               14.42           14.42           14.42
CAPE VERDE MOBILE                        14.42           14.42           14.42

                COUNTRY
                 NAME                         TELEGLOBE DIRECT (16/05/04)
                                         STD             ECN               WND

CAYMAN ISL                               5.40             5.40             5.40
CENTRAL AFRICAN REP                      7.00             7.00             7.00
CHAD                                    13.75            13.75            13.75
CHILE                                    0.70             0.70             0.70
CHILE MOBILE                             8.55             8.55             8.55
CHILE SANTIAGO                           0.70             0.70             0.70
CHINA                                    0.92             0.92             0.92
CHINA BEIJING                            0.92             0.92             0.92
CHINA FUZHOU                             0.92             0.92             0.92
CHINA GUANGZHOU                          0.92             0.92             0.92
CHINA MOBILE                             0.92             0.92             0.92
CHINA SHANGHAI                           0.92             0.92             0.92
CHRISTMAS ISL                           22.15            22.15            22.15
COCOS ISL                               22.15            22.15            22.15
COLOMBIA                                 3.56             3.56             3.56
COLOMBIA BOGOTA                          4.00             4.00             4.00
COLOMBIA CALI                            2.55             2.55             2.55
COLOMBIA MOBILE                          3.50             3.50             3.50
COMOROS                                 16.18            16.18            16.18
CONGO                                    8.45             8.45             8.45
CONGO MOBILE                             8.45             8.45             8.45
COOK ISL                                60.00            60.00            60.00
COOK ISL AUDIOTEXT                         NA               NA               NA
COSTA RICA                               2.65             2.65             2.65
COSTA RICA MOBILE                        3.50             3.50             3.50
CROATIA                                  3.00             3.00             3.00
CROATIA MOBILE                           8.50             8.50             8.50
CUBA                                    57.48            57.48            57.48
CUBA MOBILE                             57.48            57.48            57.48
CYPRUS                                   2.20             2.20             2.20
CYPRUS MOBILE                            4.08             4.08             4.08
CZECH REP                                2.44             2.44             2.44
CZECH REP MOBILE                         8.25             8.25             8.25
CZECH REP PRAGUE                         2.74             2.74             2.74
DENMARK                                  1.41             1.41             1.41
DENMARK COPENHAGEN                       1.41             1.41             1.41
DENMARK MOBILE                          10.56            10.56            10.56
DIEGO GARCIA                            95.67            95.67            95.67
DIEGO GARCIA AUDIOTEXT                     NA               NA               NA
DJIBOUTI                                15.00            15.00            15.00
DJIBOUTI MOBILE                         15.00            15.00            15.00
DOMINICA                                 7.50             7.50             7.50
DOMINICA MOBILE                         10.00            10.00            10.00
DOMINICAN REP MOBILE                     5.65             5.65             5.65
DOMINICAN REP                            3.25             3.25             3.25
EAST TIMOR                             114.00           114.00           114.00
ECUADOR                                  6.25             6.25             6.25
ECUADOR MOBILE                           6.00             6.00             6.00
ECUADOR QUITO                            6.72             6.72             6.72
EGYPT                                    7.00             7.00             7.00
EGYPT CAIRO                              6.80             6.80             6.80
EGYPT MOBILE                             6.00             6.00             6.00

                COUNTRY
                 NAME                        TELEGLOBE DIRECT (16/05/04)
                                           STD          ECN            WND

EL SALVADOR                                5.50          5.50          5.50
EL SALVADOR MOBILE                         7.80          7.80          7.80
EMSAT                                        NA            NA            NA
EQUATORIAL GUINEA                         14.93         14.93         14.93
ERITREA                                   14.50         14.50         14.50
ESTONIA                                    2.00          2.00          2.00
ESTONIA MOBILE                            12.00         12.00         12.00
ETHIOPIA                                  20.00         20.00         20.00
ETHIOPIA ADDIS ABABA                      20.00         20.00         20.00
ETHIOPIA MOBILE                           20.00         20.00         20.00
FALKLAND ISL                              32.03         32.03         32.03
FAROE ISL                                 18.11         18.11         18.11
FIJI                                      14.00         14.00         14.00
FIJI AUDIOTEXT                               NA            NA            NA
FIJI MOBILE                               12.50         12.50         12.50
FINLAND                                    1.42          1.42          1.42
FINLAND HELSINKI                           1.42          1.42          1.42
FINLAND MOBILE                             8.25          8.25          8.25
FRANCE                                     0.80          0.80          0.80
FRANCE BOUYGUES MOBILE                     7.41          7.41          7.41
FRANCE MOBILE                              7.50          7.50          7.50
FRANCE ORANGE MOBILE                       7.41          7.41          7.41
FRANCE PARIS                               0.82          0.82          0.82
FRANCE SFR MOBILE                          7.71          7.71          7.71
FRENCH GUIANA                              5.31          5.31          5.31
FRENCH GUIANA MOBILE                       8.50          8.50          8.50
FRENCH POLYNESIA                          10.00         10.00         10.00
GABON                                     10.00         10.00         10.00
GABON MOBILE                               7.00          7.00          7.00
GAMBIA                                     9.00          9.00          9.00
GAMBIA MOBILE                              9.34          9.34          9.34
GEORGIA                                    4.12          4.12          4.12
GEORGIA MOBILE                             8.67          8.67          8.67
GEORGIA TBILISI                            4.20          4.20          4.20
GERMANY                                    2.36          2.36          2.36
GERMANY BERLIN                             2.36          2.36          2.36
GERMANY DUSSELDORF                         2.36          2.36          2.36
GERMANY FRANKFURT                          2.36          2.36          2.36
GERMANY HAMBURG                            2.36          2.36          2.36
GERMANY MOBILE                            12.00         12.00         12.00
GERMANY MOBILE D1 NETZ MOBILFUNK          12.00         12.00         12.00
GERMANY MOBILE D2 NETZ MOBILFUNK          12.00         12.00         12.00
GERMANY MOBILE E PLUS MOBILFUNK           12.00         12.00         12.00
GERMANY MOBILE E2 NETZ MOBILFUNK          12.00         12.00         12.00
GERMANY MUNICH                             2.36          2.36          2.36
GERMANY STUTTGART                          2.36          2.36          2.36
GHANA                                      4.45          4.45          4.45
GHANA ACCRA                                3.84          3.84          3.84
GHANA MOBILE                               6.18          6.18          6.18
GIBRALTAR                                  2.03          2.03          2.03
GIBRALTAR MOBILE                          10.00         10.00         10.00
GREECE                                     1.17          1.17          1.17

                COUNTRY
                 NAME                        TELEGLOBE DIRECT (16/05/04)
                                           STD          ECN          WND

GREECE ATHENS                              1.11         1.11         1.11
GREECE MOBILE                              8.32         8.32         8.32
GREENLAND                                 25.55        25.55        25.55
GREENLAND MOBILE                          25.55        25.55        25.55
GRENADA                                   13.50        13.50        13.50
GUADELOUPE                                 5.80         5.80         5.80
GUADELOUPE MOBILE                         13.97        13.97        13.97
GUAM                                       2.00         2.00         2.00
GUANTANAMO                                63.71        63.71        63.71
GUATEMALA                                  6.00         6.00         6.00
GUATEMALA MOBILE                           6.20         6.20         6.20
GUINEA                                     6.42         6.42         6.42
GUINEA BISSAU                              6.00         6.00         6.00
GUINEA MOBILE                             13.21        13.21        13.21
GUYANA                                    13.00        13.00        13.00
GUYANA MOBILE                             15.69        15.69        15.69
HAITI                                      8.50         8.50         8.50
HAITI MOBILE                              14.30        14.30        14.30
HAITI PORT-AU-PRINCE                       8.50         8.50         8.50
HAITI SPECIAL SERVICES                    15.00        15.00        15.00
HONDURAS                                  12.50        12.50        12.50
HONDURAS MOBILE                           13.01        13.01        13.01
HONG KONG                                  0.90         0.90         0.90
HONG KONG MOBILE                           0.83         0.83         0.83
HUNGARY                                    2.00         2.00         2.00
HUNGARY BUDAPEST                           2.55         2.55         2.55
HUNGARY MOBILE                            11.33        11.33        11.33
ICELAND                                    2.80         2.80         2.80
ICELAND MOBILE                            13.00        13.00        13.00
INDIA                                      7.10         7.10         7.10
INDIA AHMEDABAD                            7.10         7.10         7.10
INDIA BANGALOR                             6.55         6.55         6.55
INDIA BOMBAY                               6.55         6.55         6.55
INDIA CALCUTTA                             6.55         6.55         6.55
INDIA HYDRABAD                             6.55         6.55         6.55
INDIA MADRAS                               6.55         6.55         6.55
INDIA MOBILE                               7.00         7.00         7.00
INDIA NEW DELHI                            6.55         6.55         6.55
INDONESIA                                  4.25         4.25         4.25
INDONESIA JAKARTA                          2.00         2.00         2.00
INDONESIA MOBILE                           7.00         7.00         7.00
INMARSAT - B-SAT HSD DUPLEX - AOR            NA           NA           NA
INMARSAT - B-SAT HSD DUPLEX - IOR            NA           NA           NA
INMARSAT - B-SAT HSD DUPLEX - POR            NA           NA           NA
INMARSAT - B-SAT HSD DUPLEX - SNAC           NA           NA           NA
INMARSAT - M4 HSD PSTN/ISDN - AOR            NA           NA           NA
INMARSAT - M4 HSD PSTN/ISDN - IOR            NA           NA           NA
INMARSAT - M4 HSD PSTN/ISDN - POR            NA           NA           NA
INMARSAT - M4 HSD PSTN/ISDN - SNAC           NA           NA           NA
INMARSAT - M4 VOICE - AOR                    NA           NA           NA
INMARSAT - M4 VOICE - IOR                    NA           NA           NA
INMARSAT - M4 VOICE - POR                    NA           NA           NA

                COUNTRY
                 NAME                        TELEGLOBE DIRECT (16/05/04)
                                          STD            ECN            WND

INMARSAT - M4 VOICE - SNAC                   NA             NA             NA
INMARSAT - MOBIQ - SNAC                      NA             NA             NA
INMARSAT-ATLANTIC EAST-A                 293.18         293.18         293.18
INMARSAT-ATLANTIC EAST-B                 106.20         106.20         106.20
INMARSAT-ATLANTIC EAST-M                 118.04         118.04         118.04
INMARSAT-ATLANTIC EAST-MINI               89.14          89.14          89.14
INMARSAT-ATLANTIC WEST-A                 293.18         293.18         293.18
INMARSAT-ATLANTIC WEST-B                 106.20         106.20         106.20
INMARSAT-ATLANTIC WEST-M                 118.04         118.04         118.04
INMARSAT-ATLANTIC WEST-MINI               88.79          88.79          88.79
INMARSAT-INDIAN-A                        293.18         293.18         293.18
INMARSAT-INDIAN-B                        106.20         106.20         106.20
INMARSAT-INDIAN-M                        118.04         118.04         118.04
INMARSAT-INDIAN-MINI                      88.79          88.79          88.79
INMARSAT-PACIFIC-A                       293.18         293.18         293.18
INMARSAT-PACIFIC-B                       106.20         106.20         106.20
INMARSAT-PACIFIC-M                       118.04         118.04         118.04
INMARSAT-PACIFIC-MINI                     88.79          88.79          88.79
IRAN                                       4.00           4.00           4.00
IRAN MOBILE                                6.00           6.00           6.00
IRAN TEHRAN                                2.55           2.55           2.55
IRAQ                                      19.71          19.71          19.71
IRELAND                                    1.00           1.00           1.00
IRELAND DUBLIN                             1.00           1.00           1.00
IRELAND MOBILE                            10.40          10.40          10.40
ISRAEL                                     1.05           1.05           1.05
ISRAEL MOBILE                              3.89           3.89           3.89
ISRAEL TEL AVIV                            1.05           1.05           1.05
ITALY                                      0.87           0.87           0.87
ITALY MILANO                               0.87           0.87           0.87
ITALY MOBILE                              12.25          12.25          12.25
ITALY MOBILE OMNITEL                      10.44          10.44          10.44
ITALY MOBILE TELECOM ITALIA                9.85           9.85           9.85
ITALY MOBILE WIND                         12.25          12.25          12.25
ITALY ROME                                 0.88           0.88           0.88
IVORY COAST                                8.78           8.78           8.78
IVORY COAST ABIDJAN                        7.75           7.75           7.75
IVORY COAST MOBILE                         9.26           9.26           9.26
JAMAICA                                    4.55           4.55           4.55
JAMAICA MOBILE                             9.86           9.86           9.86
JAPAN                                      1.21           1.21           1.21
JAPAN MOBILE                               9.50           9.50           9.50
JAPAN OSAKA                                1.21           1.21           1.21
JAPAN TOKYO                                1.15           1.15           1.15
JORDAN                                     7.50           7.50           7.50
JORDAN AMMAN                               8.00           8.00           8.00
JORDAN MOBILE                              9.50           9.50           9.50
KAZAKHSTAN                                 7.00           7.00           7.00
KAZAKHSTAN MOBILE                          8.50           8.50           8.50
KENYA                                      9.90           9.90           9.90
KENYA MOBILE                              24.75          24.75          24.75
KENYA MOMBASA                              9.50           9.50           9.50

                COUNTRY
                 NAME                          TELEGLOBE DIRECT (16/05/04)
                                           STD            ECN              WND

KENYA NAIROBI                             8.50            8.50            8.50
KIRGHISTAN                                8.52            8.52            8.52
KIRGHISTAN MOBILE                         5.00            5.00            5.00
KIRIBATI                                 30.00           30.00           30.00
KIRIBATI AUDIOTEXT                          NA              NA              NA
KIRIBATI MOBILE                          46.94           46.94           46.94
KOREA (SOUTH) MOBILE                      3.00            3.00            3.00
KOREA NORTH                              45.67           45.67           45.67
KOREA SOUTH                               1.00            1.00            1.00
KOREA SOUTH SEOUL                         1.24            1.24            1.24
KUWAIT                                    4.00            4.00            4.00
KUWAIT MOBILE                             5.00            5.00            5.00
LAOS                                      5.50            5.50            5.50
LAOS MOBILE                               5.50            5.50            5.50
LATVIA                                    7.51            7.51            7.51
LATVIA MOBILE                            10.55           10.55           10.55
LEBANON                                   7.07            7.07            7.07
LEBANON BEIRUT                            7.07            7.07            7.07
LEBANON MOBILE                           10.00           10.00           10.00
LESOTHO                                   6.06            6.06            6.06
LESOTHO MOBILE                            6.06            6.06            6.06
LIBERIA                                  10.00           10.00           10.00
LIBERIA MOBILE                           10.00           10.00           10.00
LIBYA                                     9.00            9.00            9.00
LIBYA MOBILE                              9.00            9.00            9.00
LIECHTENSTEIN                             3.05            3.05            3.05
LIECHTENSTEIN MOBILE                      4.00            4.00            4.00
LITHUANIA                                 5.93            5.93            5.93
LITHUANIA MOBILE                          8.55            8.55            8.55
LUXEMBOURG                                1.50            1.50            1.50
LUXEMBOURG MOBILE                         8.26            8.26            8.26
MACAO                                     4.00            4.00            4.00
MACAU MOBILE                              4.33            4.33            4.33
MACEDONIA                                11.00           11.00           11.00
MACEDONIA MOBILE                         14.17           14.17           14.17
MADAGASCAR                               10.00           10.00           10.00
MADAGASCAR MOBILE                        12.20           12.20           12.20
MALAWI                                    2.50            2.50            2.50
MALAWI MOBILE                             2.50            2.50            2.50
MALAYSIA                                  2.20            2.20            2.20
MALAYSIA KUALA LUMPUR                     0.90            0.90            0.90
MALAYSIA MOBILE                           2.30            2.30            2.30
MALDIVES                                 21.98           21.98           21.98
MALDIVES MOBILE                          21.98           21.98           21.98
MALI                                     11.00           11.00           11.00
MALI MOBILE                              10.51           10.51           10.51
MALTA                                     8.00            8.00            8.00
MALTA MOBILE                              9.65            9.65            9.65
MARSHALL ISL                             20.00           20.00           20.00
MARTINIQUE                                6.50            6.50            6.50
MARTINIQUE MOBILE                        14.18           14.18           14.18
MAURITANIA                               12.24           12.24           12.24

                COUNTRY
                 NAME                        TELEGLOBE DIRECT (16/05/04)
                                          STD           ECN             WND

MAURITIUS                                10.00          10.00          10.00
MAURITIUS MOBILE                         10.00          10.00          10.00
MAYOTTE                                  12.55          12.55          12.55
MEXICO                                    6.47           6.47           6.47
MEXICO CITY                               2.00           2.00           2.00
MEXICO MOBILE                             6.40           6.40           6.40
MICRONESIA                               33.08          33.08          33.08
MOLDOVA                                   5.79           5.79           5.79
MOLDOVA AUDIOTEXT                           NA             NA             NA
MOLDOVA MOBILE                           10.51          10.51          10.51
MONACO                                    3.70           3.70           3.70
MONACO MOBILE                             3.37           3.37           3.37
MONGOLIA                                  2.73           2.73           2.73
MONTSERRAT                               12.32          12.32          12.32
MONTSERRAT MOBILE                        12.32          12.32          12.32
MOROCCO                                   9.31           9.31           9.31
MOROCCO CASABLANCA                       10.00          10.00          10.00
MOROCCO MOBILE                           14.32          14.32          14.32
MOROCCO RABAT                             9.45           9.45           9.45
MOZAMBIQUE                                7.00           7.00           7.00
MOZAMBIQUE MAPUTO                         7.00           7.00           7.00
MOZAMBIQUE MOBILE                         7.00           7.00           7.00
MYANMAR                                  14.54          14.54          14.54
MYANMAR MOBILE                           14.54          14.54          14.54
NAMIBIA                                   6.00           6.00           6.00
NAMIBIA MOBILE                            7.47           7.47           7.47
NAURU                                    96.50          96.50          96.50
NAURU AUDIOTEXT                             NA             NA             NA
NEPAL                                    17.81          17.81          17.81
NEPAL KATHMANDU                          15.00          15.00          15.00
NEPAL MOBILE                             17.81          17.81          17.81
NETHERLANDS                               1.00           1.00           1.00
NETHERLANDS AMSTERDAM                     1.00           1.00           1.00
NETHERLANDS ANTILLES                      8.00           8.00           8.00
NETHERLANDS ANTILLES MOBILE              10.00          10.00          10.00
NETHERLANDS MOBILE                       13.00          13.00          13.00
NETHERLANDS MOBILE KPN                   13.00          13.00          13.00
NETHERLANDS MOBILE LIBERTEL              13.00          13.00          13.00
NETHERLANDS ROTTERDAM                     1.00           1.00           1.00
NETHERLANDS THE HAGUE                     1.00           1.00           1.00
NETHERLANDS UTRECHT                       1.00           1.00           1.00
NEW CALEDONIA                            14.00          14.00          14.00
NEW CALEDONIA MOBILE                     14.00          14.00          14.00
NEW ZEALAND                               0.92           0.92           0.92
NEW ZEALAND AUCKLAND                      0.92           0.92           0.92
NEW ZEALAND MOBILE                       11.00          11.00          11.00
NEW ZEALAND WELLINGTON                    0.92           0.92           0.92
NICARAGUA                                 9.82           9.82           9.82
NICARAGUA MOBILE                         10.00          10.00          10.00
NIGER                                     6.00           6.00           6.00
NIGER MOBILE                              6.00           6.00           6.00
NIGERIA                                   4.31           4.31           4.31

                COUNTRY
                 NAME                        TELEGLOBE DIRECT (16/05/04)
                                          STD            ECN            WND

NIGERIA LAGOS                             2.40           2.40           2.40
NIGERIA MOBILE                            9.45           9.45           9.45
NIUE ISL                                 60.00          60.00          60.00
NIUE ISL AUDIOTEXT                          NA             NA             NA
NORFOLK ISL                                 NA             NA             NA
NORFOLK ISL AUDIOTEXT                       NA             NA             NA
NORWAY                                    0.74           0.74           0.74
NORWAY MOBILE                             8.91           8.91           8.91
NORWAY MOBILE NETCOM                      8.91           8.91           8.91
NORWAY MOBILE TELENOR                     8.91           8.91           8.91
NORWAY OSLO                               0.74           0.74           0.74
OMAN                                      5.50           5.50           5.50
OMAN MOBILE                               5.50           5.50           5.50
PAKISTAN                                 10.09          10.09          10.09
PAKISTAN ISLAMABAD                       10.09          10.09          10.09
PAKISTAN KARACHI                         10.09          10.09          10.09
PAKISTAN LAHORE                          10.09          10.09          10.09
PAKISTAN MOBILE                          10.09          10.09          10.09
PALAU                                    62.33          62.33          62.33
PALESTINE                                 4.17           4.17           4.17
PALESTINE MOBILE                          7.01           7.01           7.01
PANAMA                                    3.61           3.61           3.61
PANAMA MOBILE                             6.51           6.51           6.51
PANAMA PANAMA CITY                        2.06           2.06           2.06
PAPUA NEW GUINEA                         45.52          45.52          45.52
PAPUA NEW GUINEA AUDIOTEXT                  NA             NA             NA
PAPUA NEW GUINEA MOBILE                  45.52          45.52          45.52
PARAGUAY                                  8.11           8.11           8.11
PARAGUAY ASUNCION                         8.11           8.11           8.11
PARAGUAY MOBILE                           8.34           8.34           8.34
PERU                                      3.00           3.00           3.00
PERU LIMA                                 2.31           2.31           2.31
PERU MOBILE                              12.52          12.52          12.52
PHILIPPINES                               6.56           6.56           6.56
PHILIPPINES MANILA                        6.64           6.64           6.64
PHILIPPINES MOBILE                        8.68           8.68           8.68
PHILIPPINES PAMPANGA                      6.56           6.56           6.56
POLAND                                    1.17           1.17           1.17
POLAND KRAKOW                             1.17           1.17           1.17
POLAND MOBILE                            10.10          10.10          10.10
POLAND WARSAW                             1.16           1.16           1.16
PORTUGAL                                  1.92           1.92           1.92
PORTUGAL AZORES                           1.92           1.92           1.92
PORTUGAL LISBON                           1.92           1.92           1.92
PORTUGAL MADEIRA                          1.92           1.92           1.92
PORTUGAL MOBILE                          12.00          12.00          12.00
PORTUGAL OPORTO                           1.92           1.92           1.92
PUERTO RICO                               1.50           1.50           1.50
QATAR                                    15.00          15.00          15.00
QATAR MOBILE                             13.00          13.00          13.00
REUNION                                   9.71           9.71           9.71
REUNION MOBILE                           15.00          15.00          15.00

                COUNTRY
                 NAME                          TELEGLOBE DIRECT (16/05/04)
                                            STD            ECN             WND

ROMANIA                                    5.00            5.00            5.00
ROMANIA BUCHAREST                          4.00            4.00            4.00
ROMANIA MOBILE                            11.82           11.82           11.82
RUSSIA                                     1.92            1.92            1.92
RUSSIA MOBILE                              2.90            2.90            2.90
RUSSIA MOSCOW                              0.89            0.89            0.89
RUSSIA ST. PETERSBURG                      0.70            0.70            0.70
RWANDA                                     7.92            7.92            7.92
RWANDA MOBILE                              7.92            7.92            7.92
SAMOA AMERICAN                             5.35            5.35            5.35
SAMOA WESTERN                             20.00           20.00           20.00
SAN MARINO                                 3.21            3.21            3.21
SAO TOME                                  65.96           65.96           65.96
SAO TOME MOBILE                           65.96           65.96           65.96
SAUDI ARABIA                               9.00            9.00            9.00
SAUDI ARABIA DHAHRAN                       3.50            3.50            3.50
SAUDI ARABIA JEDDHA                        2.55            2.55            2.55
SAUDI ARABIA MOBILE                       11.55           11.55           11.55
SAUDI ARABIA RIYADH                        3.00            3.00            3.00
SENEGAL                                   10.70           10.70           10.70
SENEGAL DAKAR                             10.60           10.60           10.60
SENEGAL MOBILE                            10.76           10.76           10.76
SERBIA BELGRADE                            3.00            3.00            3.00
SERBIA MOBILE                             11.88           11.88           11.88
SEYCHELLES                                 9.50            9.50            9.50
SEYCHELLES MOBILE                          9.50            9.50            9.50
SIERRA LEONE                              15.00           15.00           15.00
SIERRA LEONE MOBILE                       15.00           15.00           15.00
SINGAPORE                                  0.56            0.56            0.56
SINGAPORE MOBILE                           0.56            0.56            0.56
SLOVAKIA                                   3.76            3.76            3.76
SLOVAKIA BRATISLAVA                        3.76            3.76            3.76
SLOVAKIA MOBILE                           10.06           10.06           10.06
SLOVENIA                                   4.42            4.42            4.42
SLOVENIA MOBILE                           11.23           11.23           11.23
SOLOMON ISL                               55.00           55.00           55.00
SOLOMON ISL MOBILE                        55.00           55.00           55.00
SOMALIA                                   46.99           46.99           46.99
SOUTH AFRICA                               3.34            3.34            3.34
SOUTH AFRICA CAPETOWN                      3.25            3.25            3.25
SOUTH AFRICA JOHANNESBURG                  3.25            3.25            3.25
SOUTH AFRICA MOBILE                        9.55            9.55            9.55
SPAIN                                      0.72            0.72            0.72
SPAIN BARCELONA                            0.72            0.72            0.72
SPAIN CANARY ISL                           2.28            2.28            2.28
SPAIN MADRID                               0.82            0.82            0.82
SPAIN MOBILE                               9.64            9.64            9.64
SPAIN MOBILE AIRTEL                        9.64            9.64            9.64
SPAIN MOBILE RETEVISION                    9.64            9.64            9.64
SPAIN MOBILE TELEFONICA                    9.64            9.64            9.64
SRI LANKA                                  6.79            6.79            6.79
SRI LANKA MOBILE                           7.01            7.01            7.01

                COUNTRY
                 NAME                          TELEGLOBE DIRECT (16/05/04)
                                           STD           ECN           WND
ST HELENA                                 67.06         67.06         67.06
ST KITTS                                  10.00         10.00         10.00
ST LUCIA                                  10.00         10.00         10.00
ST LUCIA MOBILE                           16.74         16.74         16.74
ST PIERRE & MIQUELON                       9.48          9.48          9.48
ST PIERRE & MIQUELON MOBILE                9.48          9.48          9.48
ST VINCENT & GRENADINES                   15.60         15.60         15.60
ST VINCENT & GRENADINES MOBILE            10.00         10.00         10.00
SUDAN                                     13.19         13.19         13.19
SUDAN MOBILE                              13.19         13.19         13.19
SURINAME                                  14.00         14.00         14.00
SURINAME MOBILE                           14.00         14.00         14.00
SWAZILAND                                  7.55          7.55          7.55
SWAZILAND MOBILE                           7.55          7.55          7.55
SWEDEN                                     1.18          1.18          1.18
SWEDEN GOTHENBURG                          1.18          1.18          1.18
SWEDEN MOBILE                             10.00         10.00         10.00
SWEDEN MOBILE COMVIQ                      10.00         10.00         10.00
SWEDEN MOBILE TELIA MOBITEL                8.00          8.00          8.00
SWEDEN MOBILE VODAFONE                    10.00         10.00         10.00
SWEDEN STOCKHOLM                           1.18          1.18          1.18
SWITZERLAND                                1.00          1.00          1.00
SWITZERLAND BERNE                          1.00          1.00          1.00
SWITZERLAND GENEVA                         1.00          1.00          1.00
SWITZERLAND LAUSANNE                       1.00          1.00          1.00
SWITZERLAND MOBILE                        14.08         14.08         14.08
SWITZERLAND ZURICH                         1.00          1.00          1.00
SYRIA                                     15.00         15.00         15.00
SYRIA MOBILE                              15.00         15.00         15.00
TAIWAN                                     0.88          0.88          0.88
TAIWAN MOBILE                              4.00          4.00          4.00
TAIWAN TAIPEI                              0.88          0.88          0.88
TAJIKISTAN                                 9.76          9.76          9.76
TAJIKISTAN MOBILE                          9.76          9.76          9.76
TANZANIA                                  14.55         14.55         14.55
TANZANIA DAR ES SALAAM                    11.68         11.68         11.68
TANZANIA MOBILE                           23.75         23.75         23.75
THAILAND                                   4.08          4.08          4.08
THAILAND BANGKOK                           2.30          2.30          2.30
THAILAND MOBILE                            4.11          4.11          4.11
TOGO                                       8.80          8.80          8.80
TOGO MOBILE                                9.92          9.92          9.92
TONGA                                     11.00         11.00         11.00
TONGA AUDIOTEXT                              NA            NA            NA
TONGA MOBILE                              11.00         11.00         11.00
TRINIDAD & TOBAGO MOBILE                   5.55          5.55          5.55
TRINIDAD&TOBAGO                            5.55          5.55          5.55
TUNISIA                                   12.22         12.22         12.22
TUNISIA MOBILE                            19.25         19.25         19.25
TURKEY                                     6.72          6.72          6.72
TURKEY ANKARA                              5.79          5.79          5.79
TURKEY CYPRUS                                NA            NA            NA

                COUNTRY
                 NAME                           TELEGLOBE DIRECT (16/05/04)
                                            STD            ECN              WND

TURKEY CYPRUS MOBILE                          NA              NA              NA
TURKEY ISTANBUL                             4.20            4.20            4.20
TURKEY MOBILE                               8.70            8.70            8.70
TURKMENISTAN                                7.01            7.01            7.01
TURKMENISTAN MOBILE                         7.01            7.01            7.01
TURKS & CAICOS                             10.08           10.08           10.08
TURKS & CAICOS MOBILE                      10.08           10.08           10.08
TUVALU                                     30.00           30.00           30.00
TUVALU AUDIOTEXT                           NA              NA              NA
TUVALU MOBILE                              30.00           30.00           30.00
UAE                                        10.50           10.50           10.50
UAE MOBILE                                 10.50           10.50           10.50
UGANDA                                      5.56            5.56            5.56
UGANDA KAMPALA                              5.56            5.56            5.56
UGANDA MOBILE                               5.56            5.56            5.56
UK (01&02)                                  0.86            0.86            0.86
UK (020)                                    0.80            0.80            0.80
UK BAND B                                     NA              NA              NA
UK BAND C                                     NA              NA              NA
UK BAND D                                     NA              NA              NA
UK BAND E                                     NA              NA              NA
UK BAND F                                     NA              NA              NA
UK BAND FF0                                   NA              NA              NA
UK BAND FF1                                   NA              NA              NA
UK BAND FF10                                  NA              NA              NA
UK BAND FF11                                  NA              NA              NA
UK BAND FF12                                  NA              NA              NA
UK BAND FF13                                  NA              NA              NA
UK BAND FF14                                  NA              NA              NA
UK BAND FF15                                  NA              NA              NA
UK BAND FF16                                  NA              NA              NA
UK BAND FF17                                  NA              NA              NA
UK BAND FF18                                  NA              NA              NA
UK BAND FF19                                  NA              NA              NA
UK BAND FF20                                  NA              NA              NA
UK BAND FF2                                   NA              NA              NA
UK BAND FF3                                   NA              NA              NA
UK BAND FF6                                   NA              NA              NA
UK BAND FF8                                   NA              NA              NA
UK BAND FF9                                   NA              NA              NA
UK BAND FREE                                  NA              NA              NA
UK BAND G1                                    NA              NA              NA
UK BAND G10                                   NA              NA              NA
UK BAND G11                                   NA              NA              NA
UK BAND G12                                   NA              NA              NA
UK BAND G13                                   NA              NA              NA
UK BAND G14                                   NA              NA              NA
UK BAND G15                                   NA              NA              NA
UK BAND G2                                    NA              NA              NA
UK BAND G3                                    NA              NA              NA
UK BAND G4                                    NA              NA              NA
UK BAND G5                                    NA              NA              NA

                COUNTRY
                 NAME                      TELEGLOBE DIRECT (16/05/04)
                                            STD        ECN        WND


UK BAND G6                                  NA          NA        NA
UK BAND G7                                  NA          NA        NA
UK BAND G8                                  NA          NA        NA
UK BAND G9                                  NA          NA        NA
UK BAND I1                                  NA          NA        NA
UK BAND I10                                 NA          NA        NA
UK BAND I11                                 NA          NA        NA
UK BAND I12                                 NA          NA        NA
UK BAND I2                                  NA          NA        NA
UK BAND I3                                  NA          NA        NA
UK BAND I4                                  NA          NA        NA
UK BAND I5                                  NA          NA        NA
UK BAND I8                                  NA          NA        NA
UK BAND I9                                  NA          NA        NA
UK BAND J                                   NA          NA        NA
UK BAND K                                   NA          NA        NA
UK BAND L                                   NA          NA        NA
UK BAND M                                   NA          NA        NA
UK BAND MM1                                 NA          NA        NA
UK BAND MM2                                 NA          NA        NA
UK BAND MM3                                 NA          NA        NA
UK BAND N                                   NA          NA        NA
UK BAND NATIONAL                            NA          NA        NA
UK BAND P0                                  NA          NA        NA
UK BAND P1                                  NA          NA        NA
UK BAND P10                                 NA          NA        NA
UK BAND P11                                 NA          NA        NA
UK BAND P12                                 NA          NA        NA
UK BAND P13                                 NA          NA        NA
UK BAND P14                                 NA          NA        NA
UK BAND P15                                 NA          NA        NA
UK BAND P16                                 NA          NA        NA
UK BAND P17                                 NA          NA        NA
UK BAND P18                                 NA          NA        NA
UK BAND P19                                 NA          NA        NA
UK BAND P2                                  NA          NA        NA
UK BAND P20                                 NA          NA        NA
UK BAND P21                                 NA          NA        NA
UK BAND P22                                 NA          NA        NA
UK BAND P23                                 NA          NA        NA
UK BAND P24                                 NA          NA        NA
UK BAND P25                                 NA          NA        NA
UK BAND P26                                 NA          NA        NA
UK BAND P27                                 NA          NA        NA
UK BAND P28                                 NA          NA        NA
UK BAND P3                                  NA          NA        NA
UK BAND P4                                  NA          NA        NA
UK BAND P5                                  NA          NA        NA
UK BAND P6                                  NA          NA        NA
UK BAND P7                                  NA          NA        NA
UK BAND P8                                  NA          NA        NA
UK BAND P9                                  NA          NA        NA

                COUNTRY
                 NAME                          TELEGLOBE DIRECT (16/05/04)
                                            STD            ECN            WND

UK BAND PN1                                 NA              NA              NA
UK BAND PN2                                 NA              NA              NA
UK BAND PN3                                 NA              NA              NA
UK BAND PN4                                 NA              NA              NA
UK BAND R                                   NA              NA              NA
UK BAND S                                   NA              NA              NA
UK MOBILE DOLPHIN                           NA              NA              NA
UK MOBILE O2                              8.76            8.76            8.76
UK MOBILE ORANGE                          8.18            8.18            8.18
UK MOBILE T-MOBILE                        8.18            8.18            8.18
UK MOBILE VODAFONE                        8.18            8.18            8.18
UKRAINE                                   6.20            6.20            6.20
UKRAINE KIEV                              6.00            6.00            6.00
UKRAINE MOBILE                            5.56            5.56            5.56
URUGUAY                                   9.00            9.00            9.00
URUGUAY MOBILE                            9.34            9.34            9.34
URUGUAY MONTEVIDEO                        3.50            3.50            3.50
USA                                       1.00            1.00            1.00
USA ALASKA                                1.38            1.38            1.38
USA HAWAII                                1.10            1.10            1.10
USA MOBILE                                0.80            0.80            0.80
UZBEKISTAN                                5.50            5.50            5.50
UZBEKISTAN MOBILE                         5.50            5.50            5.50
VANUATU                                  35.00           35.00           35.00
VANUATU MOBILE                           35.00           35.00           35.00
VANUATU AUDIOTEXT                           NA              NA              NA
VENEZUELA                                 5.31            5.31            5.31
VENEZUELA CARACAS                         3.00            3.00            3.00
VENEZUELA MOBILE                          8.00            8.00            8.00
VIETNAM                                  13.60           13.60           13.60
VIETNAM HO CHI MINH CITY                 17.00           17.00           17.00
VIETNAM MOBILE                           14.00           14.00           14.00
VIRGIN ISL UK                            10.10           10.10           10.10
VIRGIN ISL USA                            1.20            1.20            1.20
WAKE ISL                                    NA              NA              NA
WALLIS AND FUTUNA                        91.77           91.77           91.77
YEMEN                                     8.50            8.50            8.50
YEMEN MOBILE                              8.50            8.50            8.50
SERBIA                                    7.53            7.53            7.53
ZAIRE                                    50.00           50.00           50.00
ZAIRE KINSHASA                           50.00           50.00           50.00
ZAIRE MOBILE                             16.43           16.43           16.43
ZAMBIA                                    4.15            4.15            4.15
ZAMBIA MOBILE                             4.15            4.15            4.15
ZIMBABWE                                  3.23            3.23            3.23
ZIMBABWE HARARE                           3.23            3.23            3.23
ZIMBABWE MOBILE                           5.75            5.75            5.75
ZIMBABWE MOBILE ECONET                    9.90            9.90            9.90
THURAYA SATELLITE                        60.24           60.24           60.24
UK MOBILE THREE                           9.24            9.24            9.24
Nigeria Mobile Lagos                     10.76           10.76           10.76
UK BAND P29                                 NA              NA              NA

                COUNTRY
                 NAME                       TELEGLOBE DIRECT (16/05/04)
                                            STD        ECN        WND

UK BAND P30                                 NA          NA        NA
UK BAND P32                                 NA          NA        NA
UK BAND FF21                                NA          NA        NA
ACCESS STOV                                 NA          NA        NA